UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-1653
                                   ------------


           IDS Life Variable Annuity Fund A (Individual and Employer)
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


     Mary Ellyn Minenko - 50607 AXP Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 671-3678
                                                    -----------------

Date of fiscal year end:     12/31
                         --------------
Date of reporting period:    12/31
                         --------------

(logo)
American
  Express(R)
 Annuities

IDS Life Variable Annuity
Fund A

Invests in a wide range of securities with the objective of long-term capital appreciation for contract owners.

2003 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Questions & Answers with Portfolio Management              3

The 10 Largest Holdings                                    6

The Fund's Long-term Performance                           7

Board Members and Officers                                 8

Report of Independent Auditors                            10

Financial Statements                                      11

Notes to Financial Statements                             14

Investments in Securities                                 18

--------------------------------------------------------------------------------
2   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Doug Chase discusses the Fund's results and positioning for fiscal year 2003.

Q:   How did the Fund perform for the 12-months ended Dec. 31, 2003?

A: The IDS Life Variable Annuity Fund A advanced 27.46% (excluding sales charges and fees), falling just slightly shy of the S&P 500 Index's strong gain of 28.68%. The Fund capitalized on the prolonged stock market rebound which began in mid-March and continued nearly unabated through year end 2003.

Q:   What factors significantly affected the Fund's performance?

A: Most influential to the Fund's substantial gains in the year was the equity market's robust recovery in 2003 following three years of weak results. Fueled by an improving economy, stocks achieved and maintained considerable upward momentum.

     While the Fund provided a very attractive return for the year, it did lag the S&P 500 Index, primarily due to the market trend favoring mid and smaller capitalization stocks. During 2003, in general, the smaller the market capitalization, the better the stock performed. This was true even within the large-cap oriented S&P 500 Index and the Fund's strategy of investing in very large stocks hindered its relative performance.

     The Fund's performance benefited significantly from its sector weighting in industrials, mainly due to its large holding in Cendant, a provider of real estate and travel services. Cendant, which was a top five position throughout the year, more than doubled in price. The Fund also benefited from its exposure to the materials sector which had a meaningful

(bar chart)
                        PERFORMANCE COMPARISON
                   For the year ended Dec. 31, 2003
30%                 (bar 1)                (bar 2)
                    +27.46%                +28.68%
25%

20%

15%

10%

 5%

 0%

(bar 1) IDS Life Variable Annuity Fund A (excluding sales charge and fees) (bar 2) S&P 500 Index (unmanaged)

Past performance is no guarantee of future results. See "The Fund's Long-term Performance" for the description of the index.

--------------------------------------------------------------------------------
3   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Questions & Answers

     positive effect, led by its holdings in mining company Freeport McMoRan Copper and Gold. Within consumer staples, the Fund's lower-than-index position on average during the year benefited performance given that sector's relative underperformance, but results from names such as Procter & Gamble and Altria Group (formerly Philip Morris) did have a favorable effect. The Fund also maintained a lower-than-index position within telecommunications for most of the year, which proved beneficial. Although it was a leader early in the rally, telecommunications ended the year among the weaker performing index sectors.

     A detractor to the Fund's performance in the year was its lower-than-index position in technology, which was one of the market's strongest sectors in 2003. While a number of the Fund's technology holdings performed extremely well, including Intel and Cisco, the Fund owned less of these stocks relative to their weightings in the S&P 500 Index and this negatively impacted relative performance. Similarly, a lower-than-index position in the financials sector detracted from performance as that sector modestly outperformed the index. Within financial holdings, mortgage lender Freddie Mac was a poor performer as it suffered from disclosure of accounting irregularities.

Q:   What changes were made to the Fund over the past year?

A: The most significant change in the Fund was a reduction in our consumer discretionary weighting. We had a lower-than-index position in this sector at the end of the fiscal period and, within the sector, we favored media stocks, including Disney and Viacom, over retail stocks.

     Despite some short term weakness, the Fund maintained its higher-than-index position in health care. Longer term, we believe earnings in the health care industry will grow at a rate faster than the market overall due to demographic factors, primarily the aging of the U.S. population. It is important to note that the Fund's significant position within health care is well diversified among many players and many subsectors, including pharmaceuticals, biotechnology, hospitals, medical device firms and drug distributors. During the fourth calendar quarter, the Fund sold its position in pharmaceutical firm Wyeth which had appreciated significantly and used a portion of the proceeds to purchase a broader mix of pharmaceutical companies including Johnson & Johnson, Eli Lilly and Novartis.

--------------------------------------------------------------------------------
4   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Questions & Answers

     While the Fund had a large position within the energy sector in the first calendar quarter, we reduced our holdings significantly when these stocks rallied sharply in March prior to the war in Iraq. For the remainder of the year, energy stocks failed to demonstrate value significant enough for us to make a meaningful move back into the sector and, in fact, we trimmed our moderate position in energy again in December after another rally in the group.

Q:   How are you positioning the Fund for the coming months?

A: One key issue for the market in 2004 is whether large-cap stocks may regain market leadership from small-cap stocks, and we believe several factors support such an outcome. First, the valuation of small-caps relative to large-caps is at a 10-year high. Such overvaluation suggests a period of large-cap outperformance may be due. Second, the U.S. dollar has declined significantly relative to ther major currencies, which has made U.S. exports much more competitive. Small-cap companies generally don't have significant sales abroad and don't benefit from export growth the way large-cap stocks do.

     Consumer staples is a sector which looks interesting to us now precisely because it is one of the most multi-national groups in the market. Anywhere you travel globally, you will find Coca-Cola, Procter & Gamble and Gillette products. We believe such companies present an attractive opportunity given the improved export environment.

     Technology stocks are expensive, in our opinion, and the only way to justify their valuations is to assume very strong economic growth for several quarters to come. We believe that if growth is indeed that strong, it will drive performance as well in other sectors, such as media. Given the improving global economy, the weak dollar and large-cap relative underperformance in 2003, we think the environment may be more favorable for large stocks in 2004 and we consider the portfolio well positioned for such a scenario.

--------------------------------------------------------------------------------
5   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

The 10 Largest Holdings

IDS Life Variable Annuity Fund A

                                 Percent                    Value
                             (of net assets)        (as of Dec. 31, 2003)
Pfizer                             7.2%                $17,703,863
Citigroup                          4.3                  10,605,990
Viacom Cl B                        3.6                   8,747,298
Microsoft                          3.4                   8,366,652
General Electric                   3.4                   8,274,758
Cendant                            3.3                   8,155,274
Cardinal Health                    3.0                   7,333,084
PepsiCo                            2.9                   7,090,902
Fannie Mae                         2.4                   5,982,282
Procter & Gamble                   2.4                   5,813,016

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here  make up 35.9% of net assets

--------------------------------------------------------------------------------
6   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

The Fund's Long-term Performance

On the chart below you can see how IDS Life Variable Annuity Fund A's total return compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged list of common stocks, frequently used as a general measure of market performance. In comparing the Fund to the S&P 500 Index, you should take into account the fact that the Fund's performance reflects an 8% total sales and administrative charge, while no such sales charge is reflected in the performance of the S&P 500 Index. Investment performance of the Fund, after charges, is reflected in the unit value calculation. There are no dividend or capital gain distributions, therefore, the assumed units purchased would remain constant throughout the period.

(line chart)
                       Value of your $10,000 in IDS Life Variable Annuity Fund A

IDS Life Variable
  Annuity Fund A    $ 9,200  $ 8,830 $11,972  $14,648  $17,974  $21,093  $27,735 $26,254  $21,100  $16,000  $20,392
S&P 500 Index       $10,000  $10,132 $13,940  $17,140  $22,858  $29,391  $35,575 $32,338  $28,499  $22,201  $28,568
                       '93      '94     '95      '96      '97      '98      '99     '00      '01      '02      '03

                     $9,200   $8,830 $11,972  $14,648  $17,974  $21,093  $27,735 $26,254  $21,100  $16,000  $20,392
Dec. 31 Unit Value   10.700   10.271  13.925   17.038   20.906   24.534   32.260  30.538   24.544   18.611   23.720

The above represents an assumed investment of $10,000 into a single payment annuity contract on Dec. 31, 1993. Values are calculated on Dec. 31 of each year. (No new contracts are currently being sold.)

Average Annual Total Return on Each of Three Investments

Date of investment    Period investment held in years   Fund A Annuity Value
Dec. 31, 1993                     10                          +7.39%
Dec. 31, 1998                      5                          -2.32%
Dec. 31, 2002                      1                         +17.25%

The returns reflect the deduction of a sales and administrative charge and mortality and expense risk assurance fee.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of fluctuating security prices. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
7   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees the Fund, IDS Life Variable Annuity Fund B and the seven portfolios of IDS Life Series Fund, Inc. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members*

Name, address, age                          Position held  with   Principal occupation     Other directorships
                                            Fund and length of    during past five years
                                            service
------------------------------------------- --------------------- ------------------------ ----------------------------
Rodney P. Burwell                           Board member  since   Chairman, Xerxes         TCF Financial, American
Xerxes Corporation                          1999                  Corporation              Express  Certificate
7901 Xerxes Ave. S.                                               (fiberglass storage      Company
Minneapolis, MN 55431-1253                                        tanks)
Born in 1939
------------------------------------------- --------------------- ------------------------ ----------------------------
Jean B. Keffeler                            Board member  since   Retired business         American Express
3424 Zenith Ave. S.                         1999                  executive                Certificate Company
Minneapolis, MN 55416
Born in 1945
------------------------------------------- --------------------- ------------------------ ----------------------------
Thomas R. McBurney                          Board member  since   President, McBurney      The Valspar Corporation
McBurney Management Advisors                1999                  Management Advisors      (paints), American
4900 IDS Center,                                                                           Express  Certificate
80 South Eighth Street                                                                     Company
Minneapolis, MN 55402
Born in 1938
------------------------------------------- --------------------- ------------------------ ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)**

Name, address, age                          Position held  with   Principal occupation     Other directorships
                                            Fund and length of    during past five years
                                            service
------------------------------------------- --------------------- ------------------------ ----------------------------
Gumer C. Alvero                             Board member since    Director and Executive
70100 AXP Financial Center                  1998, Chairman of     Vice President -
Minneapolis, MN 55474                       the Board  since      Annuities, IDS Life,
Born in 1967                                2000                  since 2001. Vice
                                                                  President - General
                                                                  Manager Annuities,
                                                                  AEFC, since 1998
------------------------------------------- --------------------- ------------------------ ----------------------------
Timothy V. Bechtold                         Board member since    Director and
70100 AXP Financial Center                  2001, President and   President, IDS Life,
Minneapolis, MN 55474                       Chief Executive       since 2001. Executive
Born in 1953                                Officer since 2002    Vice President -
                                                                  Insurance Products,
                                                                  IDS Life, from 1995 to
                                                                  2001.  Vice President
                                                                  - Insurance Products,
                                                                  AEFC, since 1995
------------------------------------------- --------------------- ------------------------ ----------------------------

 * Mr. Burwell, Ms. Keffeler and Mr. McBurney also serve as directors of IDS Life Insurance Company of New York and American Centurion Life Assurance Company which are indirectly controlled by AEFC. Mr. McBurney also serves as a director of American Express Personal Trust Services, FSB which is indirectly controlled by AEFC.

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
8   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Bechtold, who is President and Chief Executive Officer, the Fund's other officers are:

Other Officers

Name, address, age                          Position held  with   Principal occupation     Other directorships
                                            Fund and length of    during past five years
                                            service
------------------------------------------- --------------------- ------------------------ ----------------------------
C. Nikol Davies                             Secretary  since      Assistant Secretary,
70100 AXP Financial Center                  2001                  AEFC, since 2001.
Minneapolis, MN 55474                                             Paralegal at Boyle
Born in 1966                                                      & Voss and
                                                                  Administrative
                                                                  Assistant for the
                                                                  Department of the
                                                                  U.S. Air Force prior
                                                                  to 2001
------------------------------------------- --------------------- ------------------------ ----------------------------
Jeffrey P. Fox                              Chief Financial       Vice President -
70100 AXP Financial Center                  Officer since 2002    Investment Accounting,
Minneapolis, MN 55474                                             AEFC, since 2002.
Born in 1955                                                      Vice President -
                                                                  Finance,  American
                                                                  Express Company,
                                                                  2000-2002. Vice
                                                                  President - Corporate
                                                                  Controller,  AEFC,
                                                                  1996-2000
------------------------------------------- --------------------- ------------------------ ----------------------------
Lorraine R. Hart                            Vice President -      Vice President -
70100 AXP Financial Center                  Investments  since    Investments
Minneapolis, MN 55474                       1992                  Administration
Born in 1951                                                      Officer, AEFC,  since
                                                                  2003. Vice
                                                                  President -
                                                                  Insurance
                                                                  Investments,
                                                                  AEFC, from
                                                                  1989 to 2003
------------------------------------------- --------------------- ------------------------ ----------------------------
Judd K. Lohmann                             Treasurer since 2003  Assistant Treasurer and
70100 AXP Financial Center                                        Director - Finance and
Minneapolis, MN 55474                                             Analysis, AEFC, since
Born in 1958                                                      2000. Director of
                                                                  Operations, Advisor
                                                                  Business Systems, AEFC,
                                                                  from 1996-2000
------------------------------------------- --------------------- ------------------------ ----------------------------

The prospectus has additional information about the Fund's board members and is available without charge, upon request by calling (800) 862-7919.

-------------------------------------------------------------------------------

9   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Report of Independent Auditors

THE BOARD OF MANAGERS AND CONTRACT OWNERS

IDS Life Variable Annuity Fund A:

We have audited the accompanying statement of assets, liabilities and contract owners' equity of IDS Life Variable Annuity Fund A, including the schedule of investments in securities, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in contract owners' equity for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IDS Life Variable Annuity Fund A at December 31, 2003, and the results of its operations for the year then ended, the changes in its contract owners' equity for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota

January 20, 2004

--------------------------------------------------------------------------------
10   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Financial Statements

Statement of assets, liabilities and contract owners' equity
IDS Life Variable Annuity Fund A

Dec. 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $216,540,641)                                                                      $246,175,186
Cash in bank on demand deposit                                                                               54,682
Dividends and interest receivable                                                                           336,226
                                                                                                            -------
Total assets                                                                                           $246,566,094
                                                                                                       ------------
Liabilities
Payable for contract terminations                                                                      $     94,127
Payable for investment securities purchased                                                                 624,751
Mortality and expense risk assurance fee                                                                      6,742
Investment management services fee                                                                            2,698
                                                                                                              -----
Total liabilities                                                                                      $    728,318
                                                                                                       ------------
Contract owners' equity
Contracts in accumulation period -- 10,132,502 units at $23.72 per unit (Note 5)                       $240,340,791
Contracts in payment period                                                                               5,496,985
                                                                                                          ---------
Total contract owners' equity                                                                           245,837,776
                                                                                                        -----------
Total liabilities and contract owners' equity                                                          $246,566,094
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Statement of operations
IDS Life Variable Annuity Fund A

Year ended Dec. 31, 2003
Investment income (loss) -- net Income:
Dividends                                                                                               $ 3,172,374
Interest                                                                                                    153,152
   Less foreign taxes withheld                                                                               (5,679)
                                                                                                             ------
Total income                                                                                              3,319,847
                                                                                                          ---------
Expenses:
Mortality and expense risk assurance fee (Note 2)                                                         2,234,446
Investment management services fee (Note 3)                                                                 893,188
                                                                                                            -------
Total expenses                                                                                            3,127,634
                                                                                                          ---------
Investment income (loss) -- net                                                                             192,213
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on investments                                                                   8,958,492
Net change in unrealized appreciation (depreciation) on investments                                      45,358,110
                                                                                                         ----------
Net gain (loss) on investments                                                                           54,316,602
                                                                                                         ----------
Net increase (decrease) in contract owners' equity from operations                                      $54,508,815
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Statements of changes in contract owners' equity
IDS Life Variable Annuity Fund A

Year ended Dec. 31,                                                                       2003             2002
Operations
Investment income (loss) -- net                                                      $    192,213      $   (368,482)
Net realized gain (loss) on investments                                                 8,958,492       (21,116,599)
Net change in unrealized appreciation (depreciation) on investments                    45,358,110       (52,237,449)
                                                                                       ----------       -----------
Net increase (decrease) in contract owners' equity from operations                     54,508,815       (73,722,530)
                                                                                       ----------       -----------
Contract transactions
Net contract purchase payments (Note 2)                                                   956,451         1,090,246
Repayment of temporary withdrawals                                                            173             9,135
Net transfers from (to) fixed annuities                                                (3,006,051)       (9,603,120)
Actuarial adjustment for mortality assurance on annuities in payment period                (6,701)        1,018,970
Contract termination payments and temporary withdrawals                               (18,654,902)      (22,329,946)
Annuity payments                                                                         (610,686)         (679,180)
                                                                                         --------          --------
Net increase (decrease) from contract transactions                                    (21,321,716)      (30,493,895)
                                                                                      -----------       -----------
Net increase (decrease) in contract owners' equity                                     33,187,099      (104,216,425)
Contract owners' equity at beginning of year                                          212,650,677       316,867,102
                                                                                      -----------       -----------
Contract owners' equity at end of year                                               $245,837,776      $212,650,677
                                                                                     ============      ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Notes to Financial Statements

IDS Life Variable Annuity Fund A

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IDS Life Variable Annuity Fund A (the Fund) is organized as a segregated asset account of IDS Life Insurance Company (IDS Life) under Minnesota law and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's assets are held for the exclusive benefit of its variable annuity contract owners and are not chargeable with any liabilities arising from the other business activities of IDS Life. The significant accounting policies followed by the Fund are summarized as follows:

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the year. Actual results could differ from those estimates.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option contracts

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
14   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

During the year ended Dec. 31, 2003, the Fund did not buy or sell any put or call options or write any covered call or put options. There were no option contracts outstanding as of Dec. 31, 2003.

Futures contracts

To gain exposure to or protect itself from market changes, the Fund may buy and sell stock index futures contracts and related options. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with the changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

During the year ended Dec. 31, 2003, the Fund did not buy or sell stock index futures contracts and related options. There were no stock index futures contracts outstanding as of Dec. 31, 2003.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. It is not practicable to identify that portion of realized and unrealized gain or loss arising from changes in the exchange rates from the portion arising from changes in the market value of investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

There were no forward foreign currency exchange contracts outstanding as of Dec. 31, 2003.

--------------------------------------------------------------------------------
15   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Variable payout

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by IDS Life and may result in additional amounts being transferred into the variable annuity account by IDS Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal income taxes
IDS Life is taxed as a life insurance company. The Fund is treated as part of IDS Life for federal income tax purposes. Under current federal income tax law, no taxes are payable with respect to any income of the Fund.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. MORTALITY AND EXPENSE RISK ASSURANCE FEE AND SALES CHARGES

IDS Life makes contractual assurances to the Fund that possible future adverse changes in administrative expenses and mortality experience of the annuitants and beneficiaries will not affect the Fund. The mortality and expense risk assurance fee paid to IDS Life is computed daily and is equal on an annual basis to 1% of the average daily net assets of the Fund.

Charges by IDS Life for its sales and administrative services applicable to the variable annuity contracts amounted to $40,076 for the year ended Dec. 31, 2003 and $45,869 for the year ended Dec. 31, 2002. Such charges are not an expense of the Fund. They are deducted from contract purchase payments and are not included in the net contract purchase payments to the Fund.

3. INVESTMENT MANAGEMENT SERVICES AGREEMENT

The Fund has an agreement with AEFC to manage its portfolio. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is computed daily and is equal on an annual basis to 0.40% of the average daily net assets of the Fund.

In addition to paying its own management fee, the Fund also pays all brokerage clearing fees and charges in the purchase and sale of assets. Brokerage charges are paid to AEFC for reimbursement of charges incurred in the purchase and sale of foreign securities.

--------------------------------------------------------------------------------
16   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

4. SECURITY TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $227,475,302 and $244,898,611, respectively, for the year ended Dec. 31, 2003. Net realized gains and losses on investments are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $390 for the year ended Dec. 31, 2003.

5. ACCUMULATION UNITS

The changes in number of outstanding units applicable to contracts in the accumulation period were as follows:

                                                            Year ended                  Year ended
                                                           Dec. 31, 2003               Dec. 31, 2002
Units outstanding at beginning of year                       11,166,900                12,676,242
Additions for contract purchase payments and repayments          45,163                    52,664
Net transfers from (to) fixed account                          (167,828)                 (484,776)
Deductions for contract terminations and withdrawals           (911,733)               (1,077,230)
                                                               --------                ----------
Units outstanding at end of year                             10,132,502                11,166,900
                                                             ----------                ----------

6. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Fund's results.

Fiscal period ended Dec. 31,                                                2003      2002       2001       2000      1999
Accumulation unit value at beginning of year                              $18.61    $24.54     $30.54     $32.26    $24.53
Income from investment operations(a):
Net investment income (loss)                                                 .02      (.03)      (.10)      (.20)     (.20)
Net gains (losses) (both realized and unrealized)                           5.09     (5.90)     (5.90)     (1.52)     7.93
Total from investment operations                                            5.11     (5.93)     (6.00)     (1.72)     7.73
Accumulation unit value at end of year                                    $23.72    $18.61     $24.54     $30.54    $32.26
Total return(b)                                                           27.46%   (24.16%)   (19.65%)    (5.33%)    31.51%

Ratios/supplemental data
Total contract owners' equity at end of year (000 omitted)              $245,838  $212,651   $316,867   $429,472  $493,966
Ratio of operating expenses to average daily net assets                    1.40%     1.40%      1.40%      1.40%     1.40%
Ratio of net investment income (loss) to average daily net assets           .09%     (.14%)     (.39%)     (.59%)    (.71%)
Portfolio turnover rate                                                     108%      195%        76%        85%        5%

(a) Per accumulation unit value amounts have been calculated using the average accumulation units values outstanding method.

(b)  Total return does not reflect payment of a sales charge.

The foregoing table pertains to accumulation units only. There are two kinds of units. As long as contract owners are paying into the Fund they are called "accumulation" units. When contract owners begin to receive the annuity, they change to "annuity" units.

The value of an annuity unit (assuming a 3.5% investment rate) was $6.97 as of Dec. 31, 2003, $5.66 as of Dec. 31, 2002, $7.73 as of Dec. 31, 2001, $9.95 as of
Dec. 31, 2000 and $10.88 as of Dec. 31, 1999. The value of an annuity unit (assuming a 5% investment rate) was $4.16 as of Dec. 31, 2003, $3.43 as of Dec. 31, 2002, $4.75 as of Dec. 31, 2001, $6.20 as of Dec. 31, 2000 and $6.88 as of
Dec. 31, 1999.

--------------------------------------------------------------------------------
17   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Investments in Securities

IDS Life Variable Annuity Fund A

Dec. 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (97.4%)
Issuer                                            Shares           Value(a)

Aerospace & defense (3.4%)
Boeing                                            27,900         $1,175,706
Empresa Brasileira de
  Aeronautica ADR                                 33,550(c)       1,175,257
Lockheed Martin                                   47,100          2,420,940
Northrop Grumman                                  13,400          1,281,040
United Technologies                               24,300          2,302,911
Total                                                             8,355,854

Banks and savings & loans (3.6%)
Bank of America                                   46,700          3,756,081
U.S. Bancorp                                      50,000          1,489,000
Washington Mutual                                 21,300            854,556
Wells Fargo                                       45,800          2,697,162
Total                                                             8,796,799

Beverages & tobacco (5.3%)
Altria Group                                      73,400          3,994,428
Anheuser-Busch                                    11,300            595,284
Coca-Cola                                         25,300          1,283,975
PepsiCo                                          152,100          7,090,902
Total                                                            12,964,589

Broker dealers (1.8%)
Merrill Lynch & Co                                36,400          2,134,860
Morgan Stanley                                    40,500          2,343,735
Total                                                             4,478,595

Building materials & construction (0.5%)
American Standard                                 11,500(b)       1,158,050

Cable (1.0%)
EchoStar Communications Cl A                      20,900(b)         710,600
NTL                                               25,273(b)       1,762,792
Total                                                             2,473,392

Cellular telecommunications (0.5%)
Nextel Communications Cl A                        47,300(b)       1,327,238

Chemicals (2.0%)
Dow Chemical                                      60,100          2,498,357
Lyondell Chemical                                136,700          2,317,065
Total                                                             4,815,422

Computer hardware (4.1%)
Cisco Systems                                    128,900(b)       3,130,981
Dell                                              93,700(b)       3,182,052
Hewlett-Packard                                  135,800          3,119,326
NVIDIA                                            26,200(b)         609,150
Total                                                            10,041,509

Computer software & services (4.8%)
Affiliated Computer Services Cl A                 10,000(b)         544,600
Microsoft                                        303,800          8,366,652
Oracle                                           226,700(b)       2,992,440
Total                                                            11,903,692

Electronics (3.1%)
Analog Devices                                    19,800            903,870
Applied Materials                                 61,700(b)       1,385,165
Intel                                             80,800          2,601,760
Jabil Circuit                                     14,800(b)         418,840
KLA-Tencor                                        10,900(b)         639,503
Novellus Systems                                  10,600(b)         445,730
STMicroelectronics                                43,700(c)       1,180,337
Total                                                             7,575,205

Energy (4.8%)
ChevronTexaco                                     46,400          4,008,496
ConocoPhillips                                    43,900          2,878,523
Exxon Mobil                                      119,300          4,891,300
Total                                                            11,778,319

Energy equipment & services (0.5%)
Transocean                                        51,400(b)       1,234,114

Finance companies (4.3%)
Citigroup                                        218,500         10,605,990

Financial services (4.1%)
Capital One Financial                             15,200            931,608
Countrywide Financial                              9,066            687,656
Fannie Mae                                        79,700          5,982,282
MBNA                                              96,300          2,393,055
Total                                                             9,994,601

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Issuer                                            Shares           Value(a)

Health care products (14.6%)
Amgen                                             43,700(b)      $2,700,660
Baxter Intl                                       41,200          1,257,424
Boston Scientific                                 34,700(b)       1,275,572
Forest Laboratories                               47,000(b)       2,904,600
Guidant                                           10,500            632,100
Johnson & Johnson                                 81,000          4,184,460
Lilly (Eli)                                       16,800          1,181,544
Medtronic                                         33,600          1,633,296
Novartis ADR                                      58,700(c)       2,693,743
Pfizer                                           501,100         17,703,863
Total                                                            36,167,262

Health care services (7.7%)
AmerisourceBergen                                 95,200          5,345,480
Cardinal Health                                  119,900          7,333,084
HCA                                               30,500          1,310,280
McKesson                                         131,600          4,232,256
Tenet Healthcare                                  42,900(b)         688,545
Total                                                            18,909,645

Household products (3.3%)
Colgate-Palmolive                                 33,200          1,661,660
Procter & Gamble                                  58,200          5,813,016
Unilever                                          10,100(c)         655,490
Total                                                             8,130,166

Insurance (5.1%)
ACE                                               14,500(c)         600,590
Allstate                                          61,600          2,650,032
American Intl Group                               62,400          4,135,872
Chubb                                             54,100          3,684,210
Hartford Financial Services Group                 15,100            891,353
MBIA                                               9,900            586,377
Total                                                            12,548,434

Leisure time & entertainment (4.7%)
Mattel                                           141,800          2,732,486
Viacom Cl B                                      197,100          8,747,298
Total                                                            11,479,784

Machinery (1.3%)
Caterpillar                                       24,800          2,058,896
SPX                                               17,900(b)       1,052,699
Total                                                             3,111,595

Media (8.0%)
Cendant                                          366,200(b)       8,155,274
Disney (Walt)                                    204,500          4,770,985
Gannett                                           14,800          1,319,568
InterActiveCorp                                   87,800(b)       2,979,054
Liberty Media Cl A                               111,500(b)       1,325,735
Tribune                                           24,200          1,248,720
Total                                                            19,799,336

Multi-industry (4.9%)
Accenture Cl A                                    26,750(b,c)       704,060
General Electric                                 267,100          8,274,758
Tyco Intl                                        117,900(c)       3,124,350
Total                                                            12,103,168

Paper & packaging (0.6%)
Avery Dennison                                    25,200          1,411,704

Precious metals (0.4%)
Freeport McMoRan
   Cooper & Gold Cl B                             25,200          1,061,676

Retail -- general (2.5%)
Best Buy                                          35,500          1,854,520
Home Depot                                        67,700          2,402,673
Wal-Mart Stores                                   33,800          1,793,090
Total                                                             6,050,283

Utilities -- electric (0.5%)
Exelon                                             9,100            603,876
FirstEnergy                                       16,800            591,360
Total                                                             1,195,236

Total common stocks
(Cost: $209,909,104)                                           $239,471,658

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

Bond (0.1%)
Issuer                 Coupon                    Principal         Value(a)
                        rate                      amount

Government obligation & agency
U.S. Treasury
  05-15-16              7.25%                   $250,000           $311,865

Total bond
(Cost: $240,313)                                                   $311,865

Short-term securities (2.6%)
Issuer               Annualized                   Amount           Value(a)
                    yield on date               payable at
                     of purchase                 maturity

U.S. government agency (1.7%)
Federal Natl Mtge Assn Disc Nts
  01-14-04              1.07%                   $500,000           $499,808
  02-19-04              1.07                     200,000            199,723
  03-24-04              1.05                   3,400,000          3,392,255
Total                                                             4,091,786

Commercial paper (0.9%)
UBS Finance (Delaware)
  01-02-04              0.96                   2,300,000          2,299,877

Total short-term securities
(Cost: $6,391,224)                                               $6,391,663

Total investments in securities
(Cost: $216,540,641)(d)                                        $246,175,186

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Dec. 31, 2003, the value of foreign securities represented 4.1% of net assets.

(d) At Dec. 31, 2003, the cost of securities for federal income tax purposes was $216,540,641 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $30,248,551
     Unrealized depreciation                                       (614,006)
                                                                   --------
     Net unrealized appreciation                                $29,634,545
                                                                -----------

--------------------------------------------------------------------------------
20   IDS LIFE VARIABLE ANNUITY FUND A -- ANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474

                                                                 S-6447 V (2/04)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Board of Managers of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its Joint Audit Committee. No single member of the Joint Audit Committee was identified as having all of the technical attributes specified in Item 3 of Form N-CSR to qualify as an audit committee financial expert, whether through the type of specialized education or through experience. However, the Board of Managers believes that through the collective experience of its members, the Joint Audit Committee has sufficient expertise to perform its duties.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fee paid to E&Y LLP for professional services rendered for the audits of the annual financial statements for the fiscal year periods ended December 31 for Fund A was as follows:

                  2003 - $25,000;                        2002 - $25,000

(b)      Audit - Related Fees - None

(c)      Tax Fees - None

(d)      All Other Fees - None

(e) (1) Audit Committee Pre-Approval Policy. All services to be performed for the registrant by E&Y LLP must be pre-approved by the audit committee.

(e) (2) 100% of the services performed during 2003 and 2002 were pre-approved by the committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fee paid by the registrant for non-audit services to E&Y LLP were: None.

         Sarbanes-Oxley pre-approval requirements were incorporated and pre-approval is required for all services to be performed for the Advisor or any of its affiliates. The fees for audit advice, tax advice and procedure related advice for the fiscal year periods ended December 31 were as follows:

                  2003 - $3,542,000;                     2002 - $7,851,000

(h) 100% of the services performed during 2003 and 2002 by E&Y LLP for the advisor and other related entities were pre-approved by the Audit Committee.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9. Submission of matters to a vote of security holders. Not applicable at this time.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  IDS Life Variable Annuity Fund A


By                        /s/ Timothy V. Bechtold
                          -----------------------
                              Timothy V. Bechtold
                              President and Principal Executive Officer

Date                          March 5, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Timothy V. Bechtold
                          -----------------------
                              Timothy V. Bechtold
                              President and Principal Executive Officer

Date                          March 5, 2004


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Principal Financial Officer

Date                          March 5, 2004